Pensions	12 Months Ended
Jun. 30, 2025
Pensions

27. Pensions

The Company’s principal pension plan comprises the compulsory superannuation scheme in Australia, where the Company contributed 11.5% during the year, and for FY26, the Company is required to contribute 12.0%. A pension scheme is also in place for U.K. employees, where the Company contributes 7% (year ended June 30, 2024: 7%; year ended June 30, 2023: 7%). A pension scheme is also in place for Netherlands employees where the Company is required to contribute 10.3%. The pension charge for the year represents contributions payable by the Group which amounted to $0.04 million (year ended June 30, 2024: $0.1 million; year ended June 30, 2023: $0.4 million).

	As at June 30
(US dollars in thousands)	2025	2024	2023
VivoPower International Services	-	11	20
KESW EL Pty Ltd	-	95	294
Tembo EV Pty Ltd	20	-	-
Tembo Technologies Pty Ltd	14	-	-
Kenshaw Solar Pty Ltd	-	1	33
VIWR AU Pty Ltd	1	19	22
Total Pension recognized in P&L	35	126	369